                               SECURITY AGREEMENT

         AGREEMENT dated as of August 7, 2000, by and among SYSTEMONE TECHNOLOGIES INC., a corporation duly organized and validly existing under the laws of the State of Florida (hereinafter referred to as the "Borrower"), and the undersigned ENVIRONMENTAL OPPORTUNITIES FUND II, L.P., ENVIRONMENTAL OPPORTUNITIES FUND II (INSTITUTIONAL), L.P., and HANSEATIC AMERICAS LDC (hereinafter referred to, collectively, as the "Lenders" and, individually, as a "Lender").

                              W I T N E S S E T H:

         WHEREAS, under the terms and conditions of a Loan Agreement dated as of August 7, 2000 (hereinafter referred to as the "Loan Agreement") among the Borrower and the Lenders, the Lenders have agreed to advance to the Borrower the aggregate principal amount of $2,500,000 (hereinafter referred to as the "Loan"), which Loan is to be evidenced by certain Notes dated the date hereof (hereinafter referred to, collectively, as the "Notes"), with payment of the Notes and any other obligations of the Borrower to the Lender to be secured as provided for in the Loan Agreement;

         WHEREAS, pursuant to the Loan Agreement, the Borrower has agreed to execute and deliver to the Lenders this Security Agreement granting the Lenders, and each of them, a lien on and security interest in the Collateral herein described to secure the Borrower's payment and discharge of all of its obligations under the Loan Agreement and the Notes;

         NOW, THEREFORE, in consideration of the premises and agreements hereinafter set forth, the parties hereto hereby agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the term "Collateral" shall mean: all of the Borrower's accounts, contract rights, chattel paper, deposit accounts, general intangibles, goods, choses in action, documents and instruments; all obligations owing to the Borrower; all tax refunds to which the Borrower may be or become entitled; all of the Borrower's books of account of every kind and nature, including, without limitation, all electronically recorded data relating to the Borrower or its business; all inventory, including raw materials, work in process and other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in the Borrower's business, wherever located, whether now existing or hereafter arising, now or hereafter received by or belonging to the Borrower; and the proceeds of, products of, repossessions and returns of, additions and accessions to, and replacements for, all of the foregoing, including all rights to insurance and the proceeds thereof concerning any of the foregoing; provided, however, that general intangibles as aforesaid shall not include goodwill, patents, trade names, trademarks, blue prints, drawings and infringement claims. The security interest hereby claimed relates to all of the foregoing types of Collateral, whether now owned or hereafter acquired or arising. The claim of proceeds shall not be construed to be a consent to the disposition of any of the foregoing Collateral. Non-capitalized terms used herein to describe the Collateral shall have the definitions used in the Uniform Commercial Code as enacted in the State of Florida.

         2. CREATION OF SECURITY INTEREST. As an inducement to the Lenders, and each of them, to enter into the Loan Agreement, to make the Loan, and to secure prompt payment, performance and discharge in full of all the Borrower's obligations (hereinafter referred to as the "Obligations") on the part of the Borrower to be performed under the Loan Agreement and the Notes, the Borrower hereby unconditionally and irrevocably grants to the Lenders, and each of them, a continuing security interest in, a lien upon and a right of set-off against all of the Collateral, which shall be senior and first-in-right with respect to all other security interests and liens other than the interest of Capital Business Credit, a division of Capital Factors, Inc. (hereinafter referred to as "Capital") pursuant to that certain Loan and Security Agreement dated May 17, 1999, as amended December 21, 1999 (hereinafter referred to as the "Senior Credit Agreement") between the Borrower and Capital and other Permitted Encumbrances (as defined in the Loan Agreement). Upon the payment, performance and discharge in full of all Obligations, the security interest granted herein shall expire.

         3. FINANCING STATEMENTS. The right is expressly granted to the Lenders, or any of them, in their respective sole discretion, to file one or more financing statements without the signature of the Borrower under the Uniform Commercial Code, as enacted in any jurisdiction in which perfection of the security interest granted to the Lenders hereunder is required, naming the Borrower as debtor under Section 2 hereof and the Lenders as secured parties and indicating therein the items to be secured, or any of them, herein specified, and such other documentation shall be reasonably required by the Lenders, or any of them, so as to perfect the security interest granted to the Lenders, and each of them, hereunder pursuant to the laws of any jurisdiction in which such perfection is required. The Borrower will, upon request by the Lenders, execute such financing statements and other notices, affidavits or other documents as the Lenders, or any of them, may deem necessary to protect its security interest granted under Section 2 hereof. Without the prior written consent of the Required Lenders (as hereinafter defined), the Borrower will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement, with respect to the Collateral in which the Lenders, and each of them, are not named as the secured parties or grant or permit the placing upon the Collateral of any lien other than that granted hereby except as expressly provided in this Agreement or in the Senior Credit Agreement. All filing costs under this Section 3 shall be borne by the Borrower. For purposes hereof, the term "Required Lenders" shall mean, at any time, those Lenders holding Notes, evidencing two-thirds or more of the aggregate principal amount then outstanding and evidenced by all Notes.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower hereby represents and warrants to, and covenants with, the Lenders that:

                  (a) The Borrower (i) has, and shall have at all times hereafter until all of the Obligations shall have been paid in full, good and marketable title to the Collateral and (ii) owns, and shall own at all times hereafter until all of the obligations shall have been paid in full, the Collateral and each such item free and clear of all liens, charges, encumbrances, taxes and assessments of any kind or nature whatsoever subject only to the Permitted Encumbrances and except as permitted under the Loan Agreement and hereunder. Without limiting the generality of the foregoing, the Factoring Agreement, License Agreement and Security Agreement Supplement, each dated November 26, 1997, between Capital Factors, Inc. and the Borrower are no longer in effect and any and all security interests granted to Capital Factors, Inc. thereunder have been or will be discharged (and the Borrower has taken or will take all actions necessary to discharge such security interests, including but not limited to filing one or more termination statements under the Uniform Commercial Code, as enacted in any jurisdiction where such security interest has been perfected). The Borrower shall preserve the Collateral and abstain from and not permit the commission of waste with regard thereto; and shall not sell, lease or otherwise transfer or dispose of any of the Collateral except sales of inventory or dispositions of obsolete assets, each in the ordinary course of business and except as permitted by Section 5. The Borrower shall at all times maintain the liens and security interests provided for hereunder as valid and perfected liens and security interests in the Collateral, and each item thereof, hereby granted to the Lenders, senior and first-in-right with respect to all other security interests and liens other than the interest of Capital under the Senior Loan Agreement and the other Permitted Encumbrances, and shall safeguard and protect the Collateral, and all items thereof, for the account of the Lenders, and each of them.

                  (b) The Borrower shall comply in all material respects with all applicable national, federal, county, municipal and other laws, ordinances, rules, and regulations now in force or hereafter enacted with respect to the ownership or use of the Collateral.

                  (c) Each account included in the Collateral shall be evidenced by such invoices, shipping documents, or other instruments ordinarily used in the trade as shall be reasonably satisfactory to the Required Lenders; each such item shall be a valid and legally binding obligation of the account debtor, not subject to credit, allowance, offset, defense, counterclaim or adjustment by the account debtor, except discounts allowed for prompt payment or credits or allowances in the ordinary course of business; and all representations made by the Borrower to the Lenders with reference to the description, content or valuation of any or all such items shall be true and correct.

                  (d) The Borrower shall from time to time execute and deliver to the Lenders, and each of them, in such form and manner required by the Required Lenders, such confirmatory schedules of accounts included in the Collateral, and other appropriate reports designating, identifying and describing the Collateral. The Borrower shall furnish the Lenders, and each of them, with schedules of agings of such accounts in such form and at such intervals as the Required Lenders may from time to time specify. The foregoing provisions of this paragraph (d) may be satisfied by delivery to the Lenders all such information and reports as are delivered to Capital under the Senior Credit Agreement with respect to accounts receivable, contemporaneously with delivery thereunder. In addition, the Borrower shall provide to the Lenders, and each of them, copies of agreements with, or purchase orders from the Borrower's customers and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to the accounts as the Required Lenders may require.

                  (e) The Borrower shall defend the Collateral against all claims and demands of all other persons at any time claiming the same or an interest therein and shall pay promptly when due all taxes and assessments upon the Collateral. At their option in their reasonable discretion, the Required Lenders may discharge any or all taxes, liens or other encumbrances at any time levied against or placed on the Collateral, all of which amounts shall become part of the Obligations. The Borrower shall not, except in the ordinary course of business, consistent with past practices, compromise, discharge, extend the time for payment or otherwise grant any indulgence or allowance with respect to any account included in the Collateral without the prior written consent of the Required Lenders, which consent shall not unreasonably be withheld.

                  (f) The Borrower shall maintain insurance coverage in accordance with good business practice against loss or damage to the Collateral by fire and other hazards, with such insurance carriers as are reasonably satisfactory to the Required Lenders. In the event of loss or damage in any material respect to such Collateral as shall constitute tangible property, the Borrower shall give immediate written notice thereof to the Lenders, and each of them. In such events, the Borrower shall promptly adjust or compromise any loss claims under the insurance and replace such Collateral or apply the proceeds to the outstanding obligations to the Lenders, pro rata in accordance with the outstanding principal amount of the Notes held by the Lenders, respectively. If the Borrower fails to promptly adjust or compromise any loss claims under the insurance (other than for valid business purposes), the Required Lenders shall have the right at their reasonable election, to adjust or compromise any such loss claims under such insurance.

                  (g) The Borrower shall at all times keep accurate and complete books and records of the Collateral in such detail, form and scope as the Required Lenders shall reasonably require, and shall maintain the same at its principal place of business. Such books and records shall be maintained in accordance with recognized, good accounting principles and practices and in a manner reasonably satisfactory to the Required Lenders. The Lenders, or any of them, or any of their respective agents shall have the right to call at the Borrower's place or places of business upon reasonable prior notice and at intervals to be determined by such Lender or Lenders, respectively, and without hindrance or delay, to inspect, audit, make verifications (including those with account debtors) and otherwise check and make extracts from such books and records (including, without limitation, orders, receipts, correspondence and other data) relating to the Collateral or to any other transactions among the parties hereto. If requested by the Required Lenders, the Borrower shall mark its records concerning accounts included in the Collateral in a manner satisfactory to the Required Lenders to show the security interest of the Lenders, and each of them, therein.

                  (h) The Borrower's complete legal name is as first set forth above, and the Borrower does not utilize or do business under any tradename. The Borrower's principal place of business, and the location of its records of accounts, is as set forth hereinafter. The Borrower maintains such additional places of business as are listed in the attached Schedule A to this Agreement. The Borrower shall not without at least 30 days prior written notice to the Lenders, and each of them, change its principal place of business, change the location of its records of the Collateral, nor open any new places of business or close any existing places of business, or change its name or any tradename, in any such case which would require the filing of an additional financing statement or statements, or other documentation, then or at any time in the future required to preserve the security interest of the Lenders, and each of them, in any items of the Collateral.

         5.       ESTABLISHMENT OF DEPOSIT ACCOUNT.

                  (a) The Lenders, and each of them, hereby authorize the Borrower to collect all of its accounts; provided, however, that upon request by the Required Lenders (and provided that the obligations owing to Capital pursuant to the Senior Credit Agreement have been paid in full) at any time during the existence of an Event of Default under the Loan Agreement, all proceeds of the Collateral collected and received by the Borrower shall be held in trust for the Lenders, and each of them, and delivered by the Borrower as directed by the Required Lenders, within two business days of receipt, in exactly the form in which received (except for the addition thereto of the endorsement of the Borrower when and where necessary to permit collection thereof, which endorsement the Borrower agrees to make). Such proceeds so delivered shall be deposited in and credited to a special account (hereinafter referred to as the "Deposit Account") maintained by the Lenders in a bank located in New York City which is a member of the Federal Deposit Insurance Corporation, over which the Required Lenders alone (or their nominee) shall have the power of application and withdrawal. The Borrower shall not commingle any such proceeds with any of its other funds or property, and shall hold them separate and apart from any other funds or property in trust for the Lenders, and each of them, until deposit thereof is made in the Deposit Account. The Lenders shall promptly apply the collected proceeds of the Collateral on deposit in the Deposit Account to the payment in full or in part of the principal of and interest on any of the Obligations, in such order and in such manner as the Required Lenders shall determine consistent with Section 7(b)(vi) hereof. Any portion of such collected proceeds which the Required Lenders elect not to apply and which they deem not required as security shall be paid over from time to time by the Required Lenders to the Borrower.

                  (b) The authority given to the Borrower in Paragraph (a) immediately preceding to collect its accounts shall (subject to the provisions of the Senior Credit Agreement) terminate upon the occurrence and during the continuation of an Event of Default (as hereinafter defined). Upon the occurrence and during the continuation of an Event of Default, if requested by the Required Lenders in writing, the Borrower shall forthwith notify all of its account debtors that its accounts have been assigned to and shall be payable as directed by the Required Lenders, and shall indicate on all billings therefor that all payments thereon shall be made as directed by the Required Lenders. The Required Lenders may, at any time upon the occurrence of an Event of Default and at any time thereafter during the continuation of an Event of Default, in the names of the Lenders: (i) notify any and all account debtors that the Borrower's accounts have been assigned to the Lenders and that any payment on account thereof shall be made as directed by the Required Lenders; (ii) collect, compromise, endorse, sell, assign, discharge, or extend the time for payment of, any such account; (iii) institute legal action for the collection of any such account, and (iv) do all acts and things incidental thereto, all of which are hereby approved by the Borrower.

         6. ACTION OF THE REQUIRED LENDERS. Should any covenant, duty, or agreement of the Borrower fail to be performed in accordance with its terms hereunder, the Required Lenders may perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower, and any amount expended by the Required Lenders in such performance or attempted performance together with interest thereon at the rate then provided for in the Loan Agreement, shall become a part of the Obligations secured by this Agreement, and, at the request of the Lenders, the Borrower covenants and agrees to promptly pay such amount to the Lenders; provided, that the Required Lenders, nor any of them, assume and shall never have any liability for the performance of any duties of the Borrower under or in connection with the Collateral, or any part thereof, or under any transaction, agreement, or contract out of which the Collateral, or any part thereof, may arise. If any account debtor of an account fails or refuses to make payment thereon when due, the Required Lenders are authorized, in their discretion, either in their own names or in the name of the Borrower, to take such action as the Required Lenders shall deem appropriate for the collection of any proceeds of the Collateral with respect to which a delinquency exists. Regardless of any other provision hereof, however, neither the Lenders, nor any of them, shall be liable for their failure to collect, or for their failure to exercise diligence in the collection of any proceeds of an account, nor shall they, or any of them, be under any duty whatsoever to anyone except to account for the funds that it shall actually receive hereunder.

         7. EVENTS OF DEFAULT. (a) The following events shall be "Events of Default":

                  (i) An Event of Default under the Loan Agreement; or

                  (ii) Any representation, warranty, certification or statement made by the Borrower hereunder shall prove to have been incorrect in any material respect when made.

                  (b) Upon occurrence of any of the above Events of Default and at any time thereafter during the continuation of an Event of Default the Required Lenders may accelerate all of the Obligations secured hereby and the Lenders (acting through the Required Lenders) shall have all the rights and remedies of secured parties under the Uniform Commercial Code as in effect in the State of Florida (whether or not in effect in the jurisdiction where the rights and remedies are asserted) and/or any other applicable law as to the Collateral, or any part thereof, of any other jurisdiction as to the Collateral, or any part thereof, therein located (whether or not such other law applies to the affected Collateral) and shall further have, in addition to all other rights and remedies provided herein, by the Loan Agreement or by law, the following rights and powers:

                  (i) The Required Lenders are authorized to take possession of the Collateral, and any and all items thereof, and, for that purpose, may enter, with the aid and assistance of any person or persons, any premises where records related to the Collateral, or any part thereof, are, or may be, placed and remove the same;

                  (ii) At the Required Lenders' request, the Borrower shall assemble the records related to the Collateral and make it available to the Required Lenders at places which the Required Lenders shall select, whether at the Borrower's premises or elsewhere;

                  (iii) The Required Lenders' obligation, if any, to give additional credit of any kind to the Borrower shall immediately terminate.

                  (iv) The Required Lenders shall have the right from time to time to (A) sell, resell, assign and deliver all or any part of the Collateral for cash, for credit or for other property, for immediate or future delivery, and for such price or prices as the Required Lenders shall reasonably determine,
(B) adjourn any such sale or cause the same to be adjourned from time to time to a subsequent time and place announced at the time and place fixed for the sale, and (C) carry out any agreement to sell the Collateral, or any part thereof, in accordance with the terms of such agreement, notwithstanding the fact that after the Required Lenders shall have entered into such an agreement, the Notes and other Obligations due under the Loan Agreement may have been paid in full;

                  (v) Upon each such sale, the Lenders, or any of them, may, unless prohibited by applicable statute which cannot be waived, bid for and purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Borrower, which are hereby waived and released;

                  (vi) The proceeds of any such sale or other disposition of the Collateral, or any part thereof, shall be applied, first, to the expenses of retaking, holding, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Lenders, and each of them, and then to satisfaction of the Obligations, pro rata on the basis of the respective amounts thereof held by each Lender, and to the payment of any other amounts required by applicable law, after which the Lenders shall account to the Borrower for any surplus proceeds. If, upon the sale or other disposition of the obligations, or any part thereof, the proceeds thereof are insufficient to pay all amounts to which the Lenders,and each of them, are legally entitled, the Borrower will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Loan Agreement, and the reasonable fees of any attorneys employed by the Lenders, and each of them, to collect such deficiency. To the extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Lenders, and each of them, arising out of the repossession, removal, retention or sale of the Collateral, or any part thereof.

         8. THE LENDERS AS ATTORNEYS-IN-FACT. The Borrower hereby constitutes and appoints the Lenders, and each of them, and their respective successors and assigns, the true and lawful attorney or attorneys of the Borrower, with full power of substitution, for it and in its name and stead or otherwise during the existence of an Event of Default:

                  (a) to institute and prosecute from time to time, any proceedings at law, in equity or otherwise, that the Required Lenders, their respective successors or assigns, may deem proper in order to assert or enforce any claim, right or title of any kind in and to the Collateral, or any part thereof, and to defend and compromise any and all actions, suits or proceedings in respect of the Collateral, or any part thereof;

                  (b) to receive, take, endorse, sign, assign and deliver any and all checks, notes, drafts, and other documents or instruments relating to the Collateral, or any part thereof;

                  (c) to transmit to account debtors notice of the interest of the Lenders, and each of them, therein and to request from such customers at any time, in the name of the Lenders or of the Borrower, information concerning the Collateral, or any part thereof, and the amounts owing thereon;

                  (d) to notify account debtors to make payment as directed by the Required Lenders; and

                  (e) generally to do any and all such acts and things in relation to the Collateral as the Required Lenders, their respective successors or assigns, shall deem advisable, including, but not limited, to, the execution of any and all financing statements and instruments contemplated under Section 2 hereof.

The Borrower declares that the appointment hereby made and the power hereby granted are coupled with an interest and shall be irrevocable by the Borrower.

         9. TERM OF AGREEMENT. This Agreement shall terminate when all payments under the Notes, and each of them, have been made in full and all other Obligations have been paid or discharged. Upon such termination, the Lenders, and each of them, at the request of the Borrower, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to Section 2 of this Agreement.

         10. MODIFICATION OF AGREEMENT. No modification, amendment or waiver of any provision of, nor any consent required by, this Agreement, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and then such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose which given; provided, however, that, without the written consent of the affected Lender, no such action shall: reduce the amount of principal or required principal payments due to such Lender; reduce the rate of interest payable to such Lender; postpone any date fixed for payment of principal or interest to such Lender; or amend the definition of "Required Lenders". No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

         11. REMEDIES CUMULATIVE, ETC. No right, power or remedy herein conferred upon or reserved to the Lenders, or any of them, are intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of the Lenders, or any of them, pursuant to this Agreement, the Loan Agreement, or the Notes or now or hereafter existing at law or in equity or by statute or otherwise shall, to the extent permitted by law, be cumulative and concurrent and shall be in addition to every other right, power or remedy pursuant to this Agreement, or the Notes or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lenders, or any of them, of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lenders, or any of them, of any or all such other rights, powers or remedies.

         12. NO WAIVER, ETC. To the fullest extent permitted by law, no failure or delay by the Lenders, or any of them, to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement, the Loan Agreement, or of the Notes or to exercise any right, power or remedy hereunder or thereunder or consequent upon a breach hereof or thereof, shall constitute a waiver of any such term, condition covenant, agreement, right, power or remedy or of any such breach, or preclude the Lenders, or any of them, from exercising any such right, power or remedy at any later time or times.

         13. NOTICES. All notices, requests or instructions hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by telecopy (or like transmission), as follows:

         (1)      if to the Borrower:

                  8305 NW 27th Street, Suite 107
                  Miami, Florida 33122
                  Attention: Paul I. Mansur
                             Chief Executive Officer

                  Telecopy Number: (305) 593-8016

                  with a copy to:

                  Gary Epstein, Esq.
                  Greenberg Traurig, P.A.
                  1221 Brickell Avenue
                  Miami, Florida 33131

                  Telecopy Number: (305) 579-0717

         (2) if to the Lenders, at their respective addresses set forth in the Loan Agreement,

                  with a copy to:

                  Howard Kailes, Esq.
                  Krugman & Kailes LLP
                  Park 80 West - Plaza Two
                  Saddle Brook, New Jersey 07663

                  Telecopy Number: (201) 845-9627

Any notice so addressed and mailed shall be deemed to be given when so mailed. Any notices addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any of the above addresses and telecopy numbers may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

         14. SURVIVAL OF AGREEMENT. Each representation, warranty, covenant and agreement of the herein contained, shall survive the making by the Lenders of all loans and advances under the Loan Agreement and the execution and delivery to the Lenders of the Notes, notwithstanding any investigation at any time made by or on behalf of any party, and shall continue in full force and effect so long as any obligation is outstanding and unpaid.

         15. ENTIRE AGREEMENT. This Agreement contains the entire agreement with respect to the transactions contemplated hereby, and supersedes all prior understandings, arrangements and agreements with respect to the subject matter hereof.

         16. BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and may be assigned, without limitation, to the Lenders' respective affiliates. Assignments of this Agreement to any non-affiliate of the Lenders, respectively, shall not be made without the prior written consent of the Borrower (which shall not be unreasonably withheld or delayed). The foregoing shall not in any manner restrict the grant of participation rights by the Lenders, respectively, with respect to the Loan and any and all rights hereunder.

         17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable in the case of agreements made and to be performed entirely within such state.

         18. CAPTIONS. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

         19. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision and never been contained herein.

         20. SUBORDINATION. THE RIGHTS AND REMEDIES OF THE LENDERS HEREUNDER ARE SUBJECT TO AND SUBORDINATED TO THE TERMS AND PROVISIONS OF THOSE CERTAIN SUBORDINATION AGREEMENTS, EACH DATED THE DATE HEREOF, ENTERED INTO BY THE LENDERS, RESPECTIVELY, WITH CAPITAL BUSINESS CREDIT, A DIVISION OF CAPITAL FACTORS, INC.

         21. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                         SYSTEMONE TECHNOLOGIES INC.

                                         By  /s/ PAUL MANSUR
                                            -----------------------------
                                              Paul Mansur,
                                              Chief Executive Officer

                                         HANSEATIC AMERICAS LDC

                                         By: Hansabel Partners LLC

                                         By: Hanseatic Corporation

                                         By  /s/ PAUL A. BIDDELMAN
                                            -----------------------------
                                           Paul A. Biddelman, President

                                         ENVIRONMENTAL OPPORTUNITIES
                                          FUND II, L.P.

                                         By: Fund II Mgt. Co., LLC
                                             General Partner

                                         By  /s/ BRUCE R. MCMAKEN
                                            -----------------------------
                                           Bruce R. McMaken
                                           Manager

                                         ENVIRONMENTAL OPPORTUNITIES
                                          FUND II (INSTITUTIONAL), L.P.

                                         By: Fund II Mgt. Co., LLC
                                             General Partner

                                         By  /s/ BRUCE R. MCMAKEN
                                            -----------------------------
                                           Bruce R. McMaken
                                           Manager




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